SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 19, 2000



                       SOUTHERN CALIFORNIA EDISON COMPANY
             (Exact name of registrant as specified in its charter)



             CALIFORNIA                    001-2313              95-1240335
 (State of principal jurisdiction of   (Commission file       (I.R.S. employer
   incorporation of organization)           number)          identification no.)



                            2244 Walnut Grove Avenue
                                 (P.O. Box 800)
                           Rosemead, California 91770
          (Address of principal executive offices, including zip code)

                                  626-302-1212
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On January 19, 2000, Southern California Edison Company agreed to sell $250,000,000 aggregate principal amount of its Notes, Due 2010 ("Notes"). For further information concerning the Notes, refer to the exhibits contained in this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit
Number                              Description
---------                         ----------------

1.   Underwriting Agreement dated January 19, 2000

4.1 Indenture Dated as of January 15, 1993 (File No. 1-2313, Form 8-K dated January 28, 1993)*

4.2  Authorized Officer's Certificate of Southern California Edison Company

5.   Opinion of Counsel

12.  Ratio of Earnings to Fixed Charges


-------------------------
 * Incorporated by reference pursuant to Rule 411.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      SOUTHERN CALIFORNIA EDISON COMPANY
                                                (Registrant)



                                            MARY C. SIMPSON
                                      ------------------------------------
                                            MARY C. SIMPSON
                                          Assistant Treasurer



January 24, 2000